UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

Corning Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York		14831
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	607-974-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2007, Corning Incorporated issued a press release announcing its Board of Directors met that day and approved James R. Houghton continuing as a Director but relinquishing the role of non-executive Chairman of the Board, Wendell P. Weeks becoming Chairman, and Peter F. Volanakis becoming President, all effective at the annual meeting of shareholders on April 26, 2007. That press release is attached as Exhibit 99 and is incorporated herein by reference.

Biographical information appears in Exhibit 99. To Corning Incorporated's knowledge, all section 16(a) filing requirements applicable to Messrs. Houghton, Weeks and Volanakis were met during 2006 and to date. None received any waiver under Corning's codes of conduct and none was involved in any known reportable related person transactions with Corning.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

January 25, 2007	By:	/s/ WILLIAM D. EGGERS

Name: WILLIAM D. EGGERS
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99	Press Release